UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

NEW AMERICA ENERGY CORP.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF NEW AMERICA ENERGY CORP.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

NEW AMERICA ENERGY CORP.

3651 Lindell Rd., Ste D #138

Las Vegas, NV 89103

(800) 508-6149

INFORMATION STATEMENT

(Preliminary)

October 2, 2013

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of New America Energy Corp.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, $0.001 par value per share (the “Common Stock”), of New America Energy Corp., a Nevada corporation (the “Company”), to notify the Stockholders that on October 1, 2013, the Company received a majority written consent in lieu of a meeting of the holder (“Majority Stockholder”), holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company. The Majority Stockholder authorized the following:

●	to establish a series of super-voting preferred stock, no par value, equal to at least 50.99% of the total voting power of all issued and outstanding voting capital of the Company (the “Series A Preferred”), establish the number of shares of preferred stock that will constitute Series A Preferred and designate the terms, rights, preferences, privileges, qualifications, limitations and restrictions of such Series A Preferred (the “Series A Designation”) (collectively, the “Series A Authorization”).

On October 1, 2013, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholder that they approve the Series A Authorization. On October 1, 2013, the Majority Stockholder approved the Series A Authorization by written consent in lieu of a meeting, in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Series A Authorization.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about October 14, 2013.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Board believes that the creation of the Series A Preferred with the characteristics described below gives it flexibility in connection with future transactional activity of the Company without the requirement of having to seek stockholder approval at that time with the required disclosure and regulatory filings and the mandatory time periods before which certain actions could not otherwise be taken.

Accordingly, it is the Board’s opinion that the actions would better position the Company to attract potential business candidates and provide our stockholders a greater potential return.

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INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. Nevada law, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about October 14, 2013.

This Information Statement contains a brief summary of the material aspects of the Series A Authorization approved by the Board of New America Energy Corp., (the “Company,” “we,” “our,” or “us”) and the Majority Stockholder.

Common Stock

As of October 1, 2013, there were 115,363,136 shares of our Common Stock outstanding. Pursuant to Nevada law, at least a majority of the voting equity of the Company, or at least 57,681,569 votes, are required to approve the Series A Authorization by written consent. The Majority Stockholder, who holds in the aggregate more than a majority of the voting equity of the Company and has voted in favor of the Series A Authorization thereby satisfying the requirement under Nevada law that at least a majority of the voting equity vote in favor of a corporate action by written consent.

ACTIONS TO BE TAKEN

The Series A Authorization will become effective on the date that we file the Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada. We intend to file the Amendment with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

Notwithstanding the foregoing, we must first notify FINRA of the intended Series A Authorization by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

We currently expect to file the Amendment on November 4, 2013.

SERIES A PREFERRED STOCK

The Board believes that the creation of the Series A Preferred with the characteristics described below gives it flexibility in connection with future transactional activity of the Company without the requirement of having to seek stockholder approval at that time with the required disclosure and regulatory filings and the mandatory time periods before which certain actions could not otherwise be taken.

Accordingly, it is the Board’s opinion that the actions would better position the Company to attract potential business candidates and provide our stockholders a greater potential return.

CHARACTERISTICS OF SERIES A PREFERRED

The number of share of Series A Preferred authorized shall be fifty-one (51) shares.

Series A Preferred shares shall not be convertible.

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The holders of Series A Preferred shall have no right in respect of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, and shall be subordinate to all other classes of the Company’s capital stock in respect thereto.

Each share of Series A Preferred shall have a stated value equal to $0.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series A Stated Value”).

All shares of Series A Preferred shall rank senior to the Company’s common stock and any other class or series of capital stock of the Company hereafter created, pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series A Preferred, and junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series A Preferred.

Each one (1) share of the Series A Preferred shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of the Series A Preferred shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036).

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Articles of Incorporation or bylaws.

The foregoing description of the Series A Preferred does not purport to be complete and is subject to, and qualified in its entirety by the Series A Designation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of October 1, 2013 of (i) each person known to us to beneficially own more than 10% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group. As of October 1, 2013, there were a total of 115,363,136 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote. The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of October 1, 2013 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey Canouse (2)	63,209,923	54.79%
All executive officers and directors as a group (2)	63,209,923	54.79%

(1)	Unless indicated otherwise, the mailing address is c/o New America Energy Corp., 3651 Lindell Rd., Ste D #138, Las Vegas, NV 89103.

(2)	Mr. Canouse is our sole officer and sole member of our board of directors.

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ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended August 31, 2012, filed with the SEC on December 14, 2012;

(2)	Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2012, filed with the SEC on January 22, 2013;

(3)	Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2013, filed with the SEC on April 15, 2013;

(4)	Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2013, filed with the SEC on July 15, 2013;

(5)	Current Report on Form 8-K filed with the SEC on August 26, 2013;

(6)	Current Report on Form 8-K filed with the SEC on May 28, 2013;

(7)	Current Report on Form 8-K filed with the SEC on April 8, 2013, as amended on April 19, 2013;

You may request a copy of these filings, at no cost, by writing New America Energy Corp., 3651 Lindell Rd., Ste D #138, Las Vegas, NV 89103 or telephoning the Company at (800) 508-6149. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “house holding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 3651 Lindell Rd., Ste D #138, Las Vegas, NV 89103; telephone (800) 508-6149.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

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This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

By:	/s/ Jeffrey Canouse
Name:	Jeffrey Canouse
Title:	Chief Executive Officer

Dated: October 2, 2013

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